Commitments and contingencies	12 Months Ended
Dec. 31, 2024
Disclosure of contingent liabilities in business combination [abstract]
Commitments and contingencies	Commitments and contingencies
Commitments
The Company has no commitments for future lease payments under short-term leases not recognized on the balance sheet as of December 31, 2024 and 2023.
The Company has a minimum purchase agreement with a vendor related to computational and hosting-related costs. As part of the agreement, the Company has a total minimum commitment of approximately $70.7 million from the period beginning November 1, 2022 through October 31, 2027 and an additional one-year grace period to meet the minimum commitment by October 31, 2028. As of December 31, 2024 and 2023, the Company has remaining commitments of $58.8 million and $70.3 million, respectively.
Contingencies
As of December 31, 2024 and 2023 the Company had no contingent assets or liabilities.